Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

DATED AS OF NOVEMBER 21, 2006

This SECOND AMENDMENT TO CREDIT AGREEMENT (together with all Exhibits, Schedules and Annexes hereto, this “Amendment”) is among KEY ENERGY SERVICES, INC., a Delaware corporation (the “Borrower”), the Guarantors signatory hereto, the LENDERS (as defined in the Credit Agreement), and LEHMAN COMMERCIAL PAPER INC., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as Collateral Agent for the Lenders and other Secured Parties (in such capacity, the “Collateral Agent”).

PRELIMINARY STATEMENTS

A.            The Borrower, the Lenders, the Administrative Agent, Wells Fargo Foothill, Inc., as Revolving Administrative Agent, Lehman Brothers Inc., as sole lead arranger and sole bookrunner, and the other agents party thereto, entered into a Credit Agreement dated as of July 29, 2005 (together with all Annexes, Exhibits and Schedules thereto, and as heretofore amended, the “Credit Agreement”).  Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given them in the Credit Agreement.

B.            The Borrower desires to amend the Credit Agreement to, among other things, permit the incurrence of additional Indebtedness, in the form of new Tranche C Term Loans, to be used for the purpose of prepaying the Tranche B Term Loans, to replace the existing Funded Letter of Credit Facility (the “Existing Funded L/C Facility”) with a new funded letter of credit facility and to increase the Borrower’s ability to make Restricted Payments, Permitted Acquisitions and Capital Expenditures.

C.            Each existing Lender with outstanding Tranche B Term Loans (an “Existing Tranche B Term Loan Lender”) and each Lender that is a Funded L/C Participant (an “Existing Funded L/C Participant”) that executes and delivers to the Administrative Agent a consent to this Amendment together with a conversion notice in the form attached hereto as Exhibit A (each, a “Conversion Notice”), will be considered a continuing Lender (each a “Continuing Lender”) and will exchange all of its outstanding Tranche B Term Loans for Tranche C Term Loans on the Amendment Effective Date and will exchange its reversionary interest in the existing Credit Linked Deposit (the “Existing Credit Linked Deposit”) for a reversionary interest in the Credit Linked Deposit established pursuant to this Amendment.

D.            Each Person (other than a Continuing Lender) that agrees to make Tranche C Term Loans or to provide a Funded Letter of Credit Commitment on the Amendment Effective Date (an “Additional Lender”) will execute and deliver to the Administrative Agent, on or prior to the Amendment Effective Date, a Lender Addendum, in the form attached hereto as Exhibit B and make such Tranche C Term Loans to the Borrower or make a deposit with the Revolving Administrative Agent in the manner contemplated by Section 2 of this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendments to Credit Agreement.  Subject to the satisfaction of the conditions set forth in Section 4 hereof, the Credit Agreement is amended as follows:

(a)           The following new definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Conversion Notice”:  as defined in the Second Amendment.

“Second Amendment”:  the Second Amendment to this Agreement, dated as of November 21, 2006.

“Second Amendment Effective Date”:  the Amendment Effective Date, as defined in the Second Amendment.

“Tranche C Term Loan”:  as defined in Section 2.1.

“Tranche C Term Loan Commitments”:  as to any Lender, the obligation of such Lender, if any, to make a Tranche C Term Loan to the Borrower hereunder and under the Second Amendment in a principal amount not to exceed the amount set forth in the Conversion Notice or the Lender Addendum delivered by such Lender, or as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof.  The original aggregate amount of the Tranche C Term Commitments is $397,000,000.

“Tranche C Term Loan Facility”:  as defined in the definition of “Facility” in this Section 1.1.

“Tranche C Term Loan Lender”:  each Lender that has a Tranche C Term Loan Commitment or is the holder of a Tranche C Term Loan.

“Tranche C Term Loan Percentage”:  as to any Tranche C Term Loan Lender at any time, the percentage which such Lender’s Tranche C Term Loan Commitment then constitutes of the aggregate Tranche C Term Loan Commitments (or, at any time after the Second Amendment Effective Date, the percentage which the aggregate principal amount of such Lender’s Tranche C Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche C Term Loans then outstanding).

(b)           The definition of “Aggregate Exposure” contained in Section 1.1 of the Credit Agreement is hereby amended to replace the words “Tranche B” in clause (b)(i) thereof, with the words “Tranche C”.

(c)           The definition of “Applicable Margin” contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read as follows:

“Applicable Margin”:  for each Type of Loan under each Facility, the rate per annum set forth opposite such Facility under the relevant column heading below:

	Eurodollar Loans	Base Rate Loans
Revolving Credit Facility	3.75%	2.75%
Swing Line Loans	—	2.75%
Tranche C Term Loan Facility	2.50%	1.50%

provided, that on and after the first date on which the Facilities are rated by both S&P and Moody’s, the Applicable Margins will be determined pursuant to the Pricing Grid.

(d)           The definition of “Commitment” contained in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Commitment”: with respect to any Lender, the sum of the Tranche C Term Loan Commitment, the Revolving Credit Commitment of such Lender and the Funded Letter of Credit Commitment of such Lender.

(e)           The definition of “Facility” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Facility”:  each of (a) the Tranche C Term Loan Commitments and the Tranche C Term Loans made thereunder (the “Tranche C Term Loan Facility”), (b) the Revolving Credit Commitments and the extensions of credit made thereunder (the “Revolving Credit Facility”) and (c) the Funded Letter of Credit Commitments established on the Second Amendment Effective Date and the extensions of credit made thereunder (the “Funded Letter of Credit Facility”).

(f)            The definition of “Funded Letter of Credit Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Funded Letter of Credit Commitment”:  as to any Lender, the obligation of such Lender, if any, to make or otherwise fund or maintain a Credit Linked Deposit, in an aggregate principal amount not to exceed the amount set forth under the heading “Funded Letter of Credit Commitment” opposite such Lender’s name on Schedule 1 to the Lender Addendum delivered by such Lender or in the applicable Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof; provided that the amount of each Lender’s Funded Letter of Credit Commitment established in connection with the Second Amendment, if any, is set forth on the Conversion Notice or Lender Addendum, as applicable, executed by such Lender.  The aggregate amount of the Funded Letter of Credit Commitments established on the Second Amendment Effective Date is $82,250,000.

(g)           The definition of “Funded Letter of Credit Commitment Period” in Section 1.1 of the Credit Agreement is hereby amended to insert the following proviso at the end thereof: “; provided that, with respect to the Funded Letter of Credit Facility established in connection with the Second Amendment, the Funded Letter of Credit Commitment Period shall be the period from and including the Second Amendment Effective Date to the Funded Letter of Credit Termination Date with respect to such Funded Letter of Credit Commitments”.

(h)           The definition of “Interest Period” in Section 1.1 of the Credit Agreement is hereby amended to delete the words “Tranche B” in each place they appear in clause (y) thereof and by substituting the words “Tranche C” in place thereof:

(i)            The definition of “Lender Addendum” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Lender Addendum”:  with respect to any applicable Lender, a Lender Addendum, substantially in the form of Exhibit C to the Second Amendment.

(j)            Clause (d) of the proviso in the definition of “Material Adverse Effect” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting “July 21, 2005” and substituting the words “the Second Amendment Effective Date” in place thereof.

(k)           The definition of “Report Date” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Report Date”:  July 31, 2007.

(l)            The definition of “Restatement” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Restatement”:  (i) the restatement and adjustment of the Borrower’s financial statements with respect to the year ended December 31, 2003, and prior periods as a result of write downs, write offs, charges or other adjustments, in each case, to the extent reflected in the Borrower’s press releases and filings with the SEC (including its report on Form 8-K/A filed with the SEC on October 26, 2006, and the 2003 Financial and Informational Report filed therewith) prior to the Second Amendment Effective Date, and (ii) the adjustments to subsequent periods as a result of or arising from the changes in accounting methodology or charges and other adjustments recorded or otherwise reflected in the 2003 Financial and Informational Report, including the financial statements and notes contained therein.

(m)          The definition of “Term Loan Facility” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Term Loan Facility”:  the Tranche C Term Loan Facility.

(n)           The definition of “Term Loan Lenders” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Term Loan Lenders”:  the Tranche C Term Loan Lenders.

(o)           The definition of “Term Loans” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Term Loans”:  the Tranche C Term Loans.

(p)           Section 2.1 is hereby amended and restated in its entirety to read as follows:

Subject to the terms and conditions hereof and of the Second Amendment, the Tranche C Term Loan Lenders severally agree to make (or convert Tranche B Term Loans) term loans (each, a “Tranche C Term Loan”) to the Borrower on the Second Amendment Effective Date in an amount for each Tranche C Term Loan Lender equal to the amount of the Tranche C Term Loan Commitment of such Lender.  The Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined in accordance with Section 2 of the Second Amendment or Section 2.13 hereof.

(q)           Section 2.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Procedure for Term Loan Borrowing.  Each Tranche C Term Loan shall be made in accordance with Section 2 of the Second Amendment.

(r)            Section 2.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Repayment of Term Loans.  The Tranche C Term Loan of each Tranche C Term Loan shall mature in 23 consecutive quarterly installments, commencing on December 31, 2006, each of which shall be in an amount equal to such Lender’s Tranche C Term Loan Percentage multiplied by the amount set forth below opposite such installment:

Installment	Principal Amount
December 31, 2006	$1,000,000
March 31, 2007	$1,000,000
June 30, 2007	$1,000,000
September 30, 2007	$1,000,000
December 31, 2007	$1,000,000
March 31, 2008	$1,000,000
June 30, 2008	$1,000,000
September 30, 2008	$1,000,000
December 31, 2008	$1,000,000
March 31, 2009	$1,000,000
June 30, 2009	$1,000,000
September 30, 2009	$1,000,000
December 31, 2009	$1,000,000
March 31, 2010	$1,000,000
June 30, 2010	$1,000,000
September 30, 2010	$1,000,000
December 31, 2010	$1,000,000
March 31, 2011	$1,000,000
June 30, 2011	$1,000,000
September 30, 2011	$1,000,000
December 31, 2011	$1,000,000
March 31, 2012	$1,000,000
June 30, 2012	$375,000,000

(s)           Section 2.12 of the Credit Agreement is hereby amended to delete clause (c) thereof.

(t)            Section 2.18 of the Credit Agreement is hereby amended to replace the words “Tranche B” in each place they appear in clause (a) and (b) thereof with the words “Tranche C”.

(u)           Section 3.5 of the Credit Agreement is hereby amended to add the following new section (d) at the end thereof:

(d)           The Borrower and each Additional Lender and each Continuing Lender (as defined in the Second Amendment) that is a Funded L/C Participant hereby confirm and agree that each Funded Letter of Credit issued under this Agreement, as in effect immediately prior to the effectiveness of the Second Amendment, shall continue to be a Funded Letter of Credit issued under this Agreement, after giving effect to the Second Amendment, and the Borrower and each Additional Lender and each Continuing Lender that is a Funded L/C Participant hereby confirm that they are bound by the provisions of this Section 3.5 and each other provision of this Agreement with respect to such Funded Letters of Credit as if such Funded Letters of Credit were issued under this Agreement, after giving effect to the Second Amendment.

(v)           Section 3.7(a) of the Credit Agreement is hereby amended to replace the words “Closing Date” in each place they appear therein with the words “Second Amendment Effective Date”.

(w)          Section 4.1 of the Credit Agreement is hereby amended and restated as follows:

4.1           Financial Condition.  The unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at December 31, 2005, and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, present fairly in all material respects the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the respective fiscal years then ended, subject to any write downs, write offs, charges and adjustments required as a result of the Restatements.  The unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at September 30, 2006, and the related unaudited consolidated statements of income and cash flows for the nine-month period ended on such date, present fairly in all material respects the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the nine-month period then ended (subject to normal year-end audit adjustments and absence of footnotes and subject to any write downs, write offs, charges and adjustments, required as a result of the Restatements).  The Borrower and its Subsidiaries do not have any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any material long-term leases or unusual forward or long-term commitments, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph (other than contingent liabilities arising in the ordinary course of business or as disclosed on Schedule 4.1(b)-1 or as heretofore disclosed by the Borrower in the 2003 Financial and Information Report filed with the SEC on October 26, 2006).  Except as set forth on Schedule 4.1(b)-2, during the period from December 31, 2004 to and including the date hereof there has been no Disposition by the Borrower or its consolidated Subsidiaries of any material part of its business or Property.

(x)            Section 6.1(b)(ii) of the Credit Agreement is hereby amended by deleting “; and” at the end of such Section and by substituting a “.” in place thereof, and Section 6.1(b)(iii) of the Credit Agreement is hereby deleted in its entirety.

(y)           Section 6.14(a) is hereby amended to amend and restate clause (ii) thereof as follows:

(ii)           complete the audited financial statements for the Borrower’s 2004 and 2005 fiscal years and unaudited financial statements for each fiscal quarter ended subsequent to fiscal year end 2004 but prior to December 31, 2006, in each case, meeting the requirements of Regulation S-X for a Form S-1 registration statement under the Securities Act of 1933, as amended, other than any such requirement that would require the inclusion of financial information as of or for the period ended December 31, 2003 or any prior date or period (such financial statements, the “Prior Financial Statements”).

(z)            Section 7.6(d) of the Credit Agreement is hereby amended and restated as follows:

(d)           the Borrower may repurchase its common stock at market prices in an aggregate amount not to exceed $250,000,000 in the aggregate during the term of this Agreement so long as (i) (x) if such repurchase is prior to the Financial Reporting Compliance Date, the Borrower’s Consolidated Leverage Ratio (based on the most recent twelve-month period for which financial statements are available) is not greater than 1.75 to 1.00 or (y) if the repurchase is after the Financial Reporting Compliance Date, the Borrower’s Consolidated Leverage Ratio (based on the most recent twelve month period for which financial statements are available) is not greater than 2.50 to 1.00 and (ii) no Default or Event of Default exists and is continuing, or would result therefrom; and

(aa)         Section 7.7 of the Credit Agreement is hereby amended (i) to replace the amount “$150,000,000” in clause (a) thereof with the following language: “$225,000,000 per annum for each fiscal year through fiscal year 2009 and $150,000,000 per annum thereafter”, and (ii) to replace the amount “$25,000,000” in clause (i) of the proviso to Section 7.7(a) with the amount “$50,000,000”.

(bb)         Section 7.8(g)(v) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(v)           the consideration for such Permitted Acquisition (other than consideration consisting of Capital Stock of the Borrower) shall not exceed $100,000,000, plus any cash proceeds of Excluded Equity Issuances; and

(cc)         Annex A to the Credit Agreement is hereby amended by replacing the words “Tranche B” with the words “Tranche C”

2.             Tranche C Term Loans and the Funded Letter of Credit Facility.

(a)           The “Tranche C Term Loan Commitment” of (i) any Continuing Lender shall be the aggregate principal amount of its then outstanding Tranche B Term Loans or such lesser amount as is determined by the Administrative Agent and notified to such Lender prior to the Amendment Effective Date and (ii) any Additional Lender shall be the amount of such commitment set forth in the Lender Addendum delivered by such Lender or such lesser amount as is allocated to it by the Administrative Agent and notified to it prior to the Amendment Effective Date.  The aggregate amount of Tranche C Term Loan Commitments shall equal the aggregate principal amount of the Tranche B Term Loans outstanding immediately prior to the Amendment Effective Date.

(b)           The “Funded Letter of Credit Commitment” of (i) any Continuing Lender shall be the aggregate principal amount of its then outstanding Funded Letter of Credit Percentage of the Existing Credit Linked Deposit or such lesser amount as is determined by the Administrative Agent and notified to such Lender prior to the Amendment Effective Date and (ii) any Additional Lender shall be the amount of such commitment set forth in the Lender Addendum delivered by such Lender or such lesser amount as is allocated to it by the Administrative Agent and notified to it prior to the Amendment Effective Date.  The aggregate amount of Funded Letter of Credit Commitments shall equal the aggregate principal amount of the Credit Linked Deposit outstanding immediately prior to the Amendment Effective Date.

(c)           The Borrower shall give the Administrative Agent irrevocable notice of borrowing (which notice must be received by the Administrative Agent prior to 12:00 noon, New York City time, one Business Day prior to the anticipated Amendment Effective Date) requesting that the Tranche C Term Loan Lenders (as defined in Section 1(a)) make the Tranche C Term Loans (as defined in Section 1(a)) and that the Funded L/C Participants make a deposit with the Revolving Administrative Agent in an amount equal to such Funded L/C Participant’s Funded Letter of Credit Commitment on the Amendment

Effective Date and specifying the amount to be borrowed or deposited, as the case may be.  Upon receipt of such notice the Administrative Agent shall promptly notify each Tranche C Term Loan Lender and Funded L/C Participant thereof.  Not later than 12:00 noon, New York City time, on the Amendment Effective Date each Tranche C Term Loan Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Tranche C Term Loan to be made by such Lender (or provide the Administrative Agent with a Conversion Notice with respect to its Tranche B Term Loans in lieu of such funding requirement).  The Administrative Agent shall make available to the Borrower the aggregate of amounts made available to the Administrative Agent by the Tranche C Term Loan Lenders in like funds.  Tranche C Term Loan Commitments in existence on the Amendment Effective Date and not requested to be funded (including by way of conversion) on such date will terminate on such date.  To the extent that Tranche B Term Loans are repaid with proceeds of Tranche C Term Loans, such Tranche B Term Loans shall be deemed to have been assigned and transferred to the Tranche C Term Loan Lenders (to be allocated amongst such Lenders at the Administrative Agent’s discretion notwithstanding Section 2.18 of the Credit Agreement) and thereafter shall be outstanding as Tranche C Term Loans held by the Tranche C Term Loan Lenders subject to and in accordance with all terms, conditions and provisions of this Amendment and the Credit Agreement (as amended hereby) applicable to the Tranche C Term Loans.   In addition, not later than 12:00 noon, New York City time on the Amendment Effective Date each Funded L/C Participant that is a Continuing Lending or an Additional Lender shall make a deposit with the Revolving Administrative Agent (including by way of conversion) in an amount equal to such Funded L/C Participant’s Funded Letter of Credit Commitment.

(d)           All Tranche C Term Loans made on the Amendment Effective Date will have the same Types (in the same amounts) as applicable at such time to the Tranche B Term Loans and will have initial Interest Periods ending on the same dates as the Interest Periods applicable at such time to the Tranche B Term Loans, and the Eurodollar Rate applicable to such Tranche C Term Loans during such initial Interest Periods will be the same as that applicable at such time to the Tranche B Term Loans being refinanced.  No accrued interest on the Tranche B Term Loans converted into Tranche C Term Loans shall be payable on the Amendment Effective Date and no amounts under Section 2.21(c) of the Credit Agreement shall be payable in connection with such conversion.

(e)           The Required Lenders hereby waive the requirements of Section 2.11(a) of the Credit Agreement solely to the extent that such Section requires any notice of prepayment to be given in respect of the Tranche B Term Loans to be prepaid on the Amendment Effective Date and the requirements of Section 2.10(b) solely to the extent that such Section requires any notice of termination on the Amendment Effective Date of the Existing Funded L/C Facility.  In addition, the Required Lenders and the Issuing Lender hereby waive the requirements of the proviso contained of Section 2.10(b) to permit the termination in full of the Existing Funded Letter of Credit Facility on the Amendment Effective Date and the establishment of the Funded Letter of Credit Facility contemplated by the Second Amendment, notwithstanding the outstanding amount of the Total Funded Letter of Credit Exposure.

(f)            Notwithstanding that the Tranche B Term Loans shall be refinanced in full and the Existing Funded L/C Facility terminated on the Amendment Effective Date, except as expressly set forth in this Section 2, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments will continue in full force and effect with respect to, and for the benefit of, each Existing Tranche B Term Loan Lender and each Existing Funded L/C Participant in respect of such Lender’s Tranche B Term Loans and Funded Letter of Credit Commitments existing under the Credit Agreement prior to the Amendment Effective Date.

3.             Additional Amendments.  Subject to the satisfaction of the conditions set forth in Sections 4 and 5 hereof,

(a)           The definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is hereby further amended and restated as follows (and such amendment shall supersede the amendment set forth in Section 1(c) of this Amendment):

“Applicable Margin”:  for each Type of Loan under each Facility, the rate per annum set forth opposite such Facility under the relevant column heading below:

	Eurodollar Loans	Base Rate Loans
Revolving Credit Facility	2.50%	1.50%
Swing Line Loans	—	1.50%
Tranche C Term Loan Facility	2.50%	1.50%

provided, that on and after the first date on which the Facilities are rated by both S&P and Moody’s, the Applicable Margins will be determined pursuant to the Pricing Grid.

(b)           The definition of “Commitment Fee Rate” set forth in Section 1.1 of the Credit Agreement is amended to replace the percentage “0.50%” therein with the percentage “0.375%”.

4.             Conditions to Effectiveness.  The effectiveness of all the amendments contained in Sections 1 and 3 of this Amendment are conditioned upon satisfaction of the following conditions precedent (the date on which all such conditions precedent have been satisfied being referred to herein as the “Amendment Effective Date”):

(a)           the Administrative Agent shall have received signed, written authorization from the Required Lenders and the Majority Facility Lenders with respect to the Existing Funded L/C Facility and the Tranche B Term Facility to execute this Amendment, and shall have received counterparts of this Amendment signed by each of the Borrower, the Guarantors and the Administrative Agent;

(b)           each of the representations and warranties contained in Section 6 below shall be true and correct in all material respects on and as of the Amendment Effective Date;

(c)           the Administrative Agent shall have received (i) commitments from banks and other financial institutions with respect to the Tranche C Term Loans in an aggregate principal amount equal to $397,000,000, (ii) commitments from banks and other financial institutions with respect to the Funded Letter of Credit Commitments in an aggregate principal amount equal to $82,500,000 and (iii) as applicable, (x) a fully executed Lender Addendum with respect to each such bank or other financial institution committing to fund such Tranche C Term Loans or to make a deposit with respect to its Funded Letter of Credit Commitments (and pursuant to which, on the Amendment Effective Date, such bank or other financial institution shall become a Tranche C Term Loan Lender or a Funded L/C Participant, as applicable, for all purposes under the Credit Agreement) or (y) a fully executed Conversion Notice with respect to each Existing Lender electing to convert its Tranche B Term Loans into Tranche C Term Loans and each Existing Funded L/C Participant electing to convert its reversionary interest in the Existing Credit Linked Deposit into a reversionary interest in the Credit Linked Deposit established by the Revolving Administrative Agent on the Amendment Effective Date (the “Second Amendment Credit Linked Deposit”) (and pursuant to which on the Amendment Effective Date all of the outstanding principal amount of Tranche B Term Loans held by such Lender shall convert into Tranche C Term Loans, and Existing Credit Linked Deposit shall convert into the Second Amendment Credit Linked Deposit, as applicable); it being agreed and understood that delivery of a fully executed Conversion

Notice by a Lender shall be deemed to constitute an authorization by such Lender directing the Administrative Agent to execute this Amendment;

(d)           each of the Funded L/C Participants that is a Continuing Lender or an Additional Lender shall have complied with its obligation to deposit cash in an amount equivalent to such Funded L/C Participant’s Funded Letter of Credit Commitment (including by way of conversion) with the Revolving Administrative Agent as provided in Section 2(c) hereof;

(e)           the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or any other Loan Document;

(f)            the Borrower shall have provided irrevocable notice of the termination of the Existing Funded L/C Facility immediately prior to the effectiveness of this Amendment; and

(g)           the Administrative Agent shall have received such other documents, instruments, certificates and approvals as it may reasonably request.

5.             Additional Conditions.  The effectiveness of all the amendments contained in Section 3 of this Amendment are further conditioned upon the Administrative Agent’s receipt of signed, written authorization from each of the Revolving Credit Lenders to execute this Amendment.

6.             Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a)           Authority.  The Borrower has the corporate power and authority, and the legal right, to make, deliver and perform this Amendment and to perform its obligations hereunder and under the Loan Documents (as amended hereby).  Each of the Guarantors has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform this Amendment.  The execution, delivery and performance by the Borrower and Guarantors of this Amendment and the Loan Documents (as amended hereby) and the transactions contemplated hereby and thereby have been authorized by all necessary corporate or other organizational action of such Person.  No material consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment.

(b)           Enforceability.  This Amendment has been duly executed and delivered on behalf of each Loan Party that is party thereto.  Each of this Amendment and each Loan Document as amended hereby (i) constitutes a legal, valid and binding obligation of each Loan Party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (ii) is in full force and effect.  Neither the execution, delivery or performance of this Amendment or the performance of the Loan Documents (as amended hereby), nor the performance of the transactions contemplated hereby or thereby, will adversely affect the validity, perfection or priority of the Collateral Agent’s Lien on any of the Collateral or its ability to realize thereon.  This Amendment is effective to amend the Credit Agreement as provided herein.

(c)           Guaranty Obligations.  Each of the signatories hereto who have executed this Amendment under the caption “Guarantors” is a Guarantor of the Obligations of the Borrower under the

Credit Agreement and hereby (i) acknowledges that notwithstanding the execution and delivery of this Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and all guaranties given to the holders of Obligations and all Liens granted as security for the Obligations continue in full force and effect, and (ii) confirms and ratifies its obligations under the Guarantee and Collateral Agreement and each other Loan Document executed by it.

(d)           Representations and Warranties.  After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than any such representations and warranties that, by their terms, are specifically made as of an earlier date) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

(e)           No Conflicts.  Neither the execution, delivery and performance of this Amendment, nor the performance of and compliance with the terms and provisions hereof or of the Loan Documents (as amended hereby) by any Loan Party will, at the time of such performance, (i) violate any Requirement of Law or any material Contractual Obligation of any Loan Party or (ii) result in, or require, the creation or imposition of any Lien (other than Liens created by the Loan Documents) on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation.

(f)            No Default.  After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or Event of Default.

7.             Reference to and Effect on Credit Agreement.

(a)           Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.  This Amendment is a Loan Document.

(b)           Except as specifically amended above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

8.             Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

9.             Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Maria M. Lund
	Name:	Maria M. Lund
	Title:	Authorized Signatory

REVOLVING ADMINISTRATIVE AGENT AND ISSUING LENDER:

WELLS FARGO FOOTHILL, INC.

By:	/s/ Kristy S. Loucks
	Name:	Kristy S. Loucks
	Title:	Vice President

BORROWER:

KEY ENERGY SERVICES, INC.

By:	/s/ William M. Austin
	Name:	William M. Austin

	Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Second Amendment]

GUARANTORS:

BROOKS WELL SERVICING, INC.
DAWSON PRODUCTION MANAGEMENT, INC.
KALKASKA OILFIELD SERVICES, INC.
KEY ENERGY DRILLING, INC.
KEY ENERGY SERVICES-CALIFORNIA, INC.
KEY ENERGY SERVICES-SOUTH TEXAS, INC.
KEY ROCKY MOUNTAIN, INC.
Q SERVICES, INC.
Q.V. SERVICES, INC.
UNITRAK SERVICES HOLDING, INC.
WATSON OILFIELD SERVICE & SUPPLY, INC.
WELL-CO OIL SERVICE, INC.
WELLTECH EASTERN, INC.
WELLTECH MID-CONTINENT, INC.
YALE E. KEY, INC.

By:	/s/ William M. Austin
Name: William M. Austin
Title: Vice President

DAWSON PRODUCTION TAYLOR, INC.
DAWSON PRODUCTION ACQUISITION CORP.

By:	/s/ William M. Austin
Name: William M. Austin
Title: Vice President

MISR. KEY ENERGY SERVICES, LLC
MISR. KEY ENERGY INVESTMENTS, LLC

By:	/s/ William M. Austin
Name: William M. Austin
Title: Vice President

[Signature Page to Second Amendment]

GUARANTORS (continued):

BROOKS WELL SERVICING BENEFICIAL, L.P.
by the sole general partner,
Brooks Well Servicing, Inc.
DAWSON PRODUCTION PARTNERS, L.P.
by the sole general partner
Dawson Production Management, Inc.
KEY ENERGY DRILLING BENEFICIAL, L.P.
by the sole general partner,
Key Energy Drilling, Inc.
Q.V. SERVICES BENEFICIAL, L.P.
by the sole general partner,
Q.V. Services, Inc.
UNITRAK SERVICES, L.P.
by the sole general partner,
UniTrak Services Holding, Inc.
WELLTECH MID-CONTINENT BENEFICIAL, L.P.
by the sole general partner,
WellTech Mid-Continent, Inc.
YALE E. KEY BENEFICIAL, L.P.
by the sole general partner,
Yale E. Key, Inc.

By:	/s/ William M. Austin
Name: William M. Austin
Title: Vice President

[Signature Page to Second Amendment]

GUARANTORS (continued):

KEY ENERGY PRESSURE PUMPING SERVICES, L.P.
by the sole general partner,
Q Oil & Gas Services, LLC
Q PRODUCTION SERVICES, L.P.
by the sole general partner,
Q Oil & Gas Services, LLC
QUALITY OIL FIELD SERVICES, L.P.
by the sole general partner,
Q Oil & Gas Services, LLC
KEY ENERGY FISHING & RENTAL SERVICES, L.P.
by the sole general partner,
Q Oil & Gas Services, LLC
Q.V. SERVICES OF TEXAS, L.P.
by the sole general partner,
Q Oil & Gas Services, LLC

By:	/s/ William M. Austin
Name: William M. Austin
Title: Vice President

[Signature Page to Second Amendment]

GUARANTORS (continued):

BROOKS WELL SERVICING, LLC
KEY ENERGY DRILLING, LLC
Q ENERGY SERVICES, L.L.C.
Q OIL & GAS SERVICES, LLC
Q.V. SERVICES, LLC
UNITRAK SERVICES, LLC
YALE E. KEY, LLC
WELLTECH MID-CONTINENT, LLC

By:	/s/ William M. Austin
Name: William M. Austin
Title: Manager

KEY ENERGY SHARED SERVICES, LLC

By:	/s/ William M. Austin
Name: William M. Austin
Title: Vice President

[Signature Page to Second Amendment]

Exhibit A

CONVERSION NOTICE
[TO BE COMPLETED FOR EACH FUND]

Reference is made to the Second Amendment (the “Second Amendment”), dated as of November 21, 2006 to the Credit Agreement, dated as of July 29, 2005 (as amended from time to time prior to the date hereof, the “Credit Agreement”), among Key Energy Services, Inc., the banks and other financial institutions and entities from time to time party thereto (the “Lenders”), Wells Fargo Foothill, Inc., as revolving administrative agent, and Lehman Commercial Paper Inc., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as Collateral Agent for the Lenders and other Secured Parties (in such capacity, the “Collateral Agent”).  Capitalized terms used but not otherwise defined herein are used with the meanings attributed thereto in the Credit Agreement.

[The undersigned Lender hereby irrevocably and unconditionally elects to convert $[                                ] of the outstanding principal amount of the Tranche B Term Loan held by such Lender into a Tranche C Term Loan (as defined in the Second Amendment) in a principal amount equal to the amount of the Tranche B Term Loan converted hereby, effective only if, and only as and when the Second Amendment becomes effective in accordance with its terms.]

[The undersigned Lender hereby irrevocably and unconditionally elects to convert $[                            ] of the outstanding principal amount of Credit Linked Deposit Account applicable to such Lender (its “Credit Linked Deposit Amount”) into a cash deposit for the Credit Linked Deposit Account established in connection with the Second Amendment in an amount equal to the amount of the Credit Linked Deposit Amount converted hereby, effective only if, and only as and when the Second Amendment becomes effective in accordance with its terms.]

This Conversion Notice shall be governed by, and construed and interpreted in accordance with, the laws of the state of New York.

This Conversion Notice may be executed by the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

By executing this Conversion Notice, the undersigned Lender hereby irrevocably and unconditionally consents to the Second Amendment and authorizes the Administrative Agent to execute the Second Amendment on its behalf.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused the Conversion Notice to be duly executed and delivered by their proper and duly authorized officers as of this        day of November, 2006.

[INSERT NAME OF LENDER]

By:
Name:
Title:

[Signature Page to Conversion Notice]

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

LEHMAN COMMERCIAL PAPER INC.

By:
Title:

[Signature Page to Conversion Notice]

Exhibit B

FORM OF LENDER ADDENDUM

LENDER ADDENDUM, dated as of                                    , 200     (this “Lender Addendum”), to the Credit Agreement, dated as of July 29, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Key Energy Services, Inc., the banks and other financial institutions and entities from time to time party thereto (the “Lenders”), Wells Fargo Foothill, Inc., as revolving administrative agent, and Lehman Commercial Paper Inc., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as Collateral Agent for the Lenders and other Secured Parties (in such capacity, the “Collateral Agent”).  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, the Credit Agreement provides that any bank, financial institution or other entity may become a party to the Credit Agreement with the consent of the Borrower and the Administrative Agent (which consent, in the case of the Administrative Agent, shall not be unreasonably withheld) by executing and delivering to the Borrower and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Lender Addendum; and

WHEREAS, the undersigned now desires to become a party to the Credit Agreement as a Lender thereunder;

NOW, THEREFORE, the undersigned hereby agrees as follows:

1.             The undersigned agrees to be bound by the provisions of the Credit Agreement, and agrees that it shall, on the date this Lender Addendum is accepted by the Borrower and the Administrative Agent, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with [a commitment under the Tranche C Term Loan Facility of $[                           ]][a Funded Letter of Credit Commitment of  $[                           ]].

2.             The undersigned (a) represents and warrants that it is legally authorized to enter into this Lender Addendum; (b) confirms that it has received a copy of the Credit Agreement and each other Loan Document existing as of the date of this Lender Addendum, together with copies of the financial statements referred to in Section 6.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Lender Addendum; (c) agrees that it has made and will, independently and without reliance upon the Administrative Agent, any other agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and each of the other Loan Documents and will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement or the other Loan Documents are required to be performed by it as a Lender including, without limitation, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Section 2.20 of the Credit Agreement.

3.             The undersigned’s address for notices for the purposes of the Credit Agreement is as follows:

Name of Lender:
Notice Address:

Attention:
Telephone:
Facsimile:

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has caused this Lender Addendum to be executed and delivered by a duly authorized officer on the date first above written.

[INSERT NAME OF LENDER]

By
Name:
Title:

[Signature Page to Lender Addendum]

Accepted this       day of

                                     , 200

KEY ENERGY SERVICES, INC.

By:
Title:

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

LEHMAN COMMERCIAL PAPER INC.

By:
Title:

[Signature Page to Lender Addendum]